                                                              Reg. No. 2-32685
                                                              Reg. No. 811-01660

As filed with the Securities and Exchange Commission on February 13, 2001


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [ ]
Pre-Effective Amendment No.                              [ ]
Post-Effective Amendment No.  44                         [X]
                              --
                                     and/or
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940                       [ ]
Amendment No.  44                                        [X]
               --

                       PRUDENTIAL'S GIBRALTAR FUND, INC.
                       ---------------------------------
               (Exact Name of Registrant as specified in Charter)

                                751 Broad Street
                         Newark, New Jersey 07102-3777
                    (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (800) 778-2255 Names and Address of Agent for Service:
                            C. Christopher Sprague
                                   Secretary
                       Prudential's Gibraltar Fund, Inc.
                                751 Broad Street
                         Newark, New Jersey  07102-3777

                                   Copies to:
                               Christopher Palmer
                                 Shea & Gardner
                        1800 Massachusetts Avenue, N.W.
                            Washington, D.C.  20036

Approximate Date of Proposed Public Offering:  continuous
                                               ----------

It is proposed that this filing will become effective:

              immediately upon filing pursuant to paragraph (b)
        ------

              on (date) pursuant to paragraph (b)
        ------

              60 days after filing pursuant to paragraph (a)(1)
        ------

          X   on May 1, 2001 pursuant to paragraph (a)(1)
        ------

              75 days after filing pursuant to paragraph (a)(2)
        ------

              on (date) pursuant to paragraph (a)(2) of rule 485.
        ------


If appropriate, check the following box:
        this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
--------

Title of Securities Being Registered: capital stock
                                      -------------

PROSPECTUS

May 1, 2001

PRUDENTIAL'S GIBRALTAR FUND, INC.

You may invest in the Fund only through the systematic investment plan contracts and the variable annuity contracts issued as part of Prudential's Financial Security Program and Prudential's Annuity Plan Account-2.

The contracts are no longer sold. Planholders still owning contracts may make additional investments in accordance with their contract.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.



[Prudential Investments Logo]

--------------------------------------------------------------------------------
SUMMARY OF INVESTMENT OBJECTIVES, STRATEGIES AND RISK
--------------------------------------------------------------------------------

            Growth of capital to an extent compatible with a concern for
OBJECTIVE:  preservation of principal. Current income is a secondary consideration.

STRATEGY:   The Fund invests primarily in common stock and other securities convertible into common stock. Those investments can include
            American Depository Receipts, which are dollar-denominated certificates representing a right to receive securities of a foreign issuer.

            The Fund may invest in preferred stock, bonds and other fixed income investments. Usually, the Fund does not invest more than 15% of its assets in these instruments.

            The Fund may invest in money market instruments, such as short-term debt securities.

            The Fund's portfolio manager uses a blend of growth and value investment styles.

RISKS:
            All investments involve risk. Common stock is subject to company risk. The stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. Common stock is also subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks may drop.

            Since the Fund also invests in debt obligations, there is the risk that the value of a particular obligation could decrease. Debt obligations may involve credit risk -the risk that the borrower will not repay an obligation, and interest rate risk - the risk that interest rates may change and affect the value of the obligation.

            There is also risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Fund could lose value, and you could lose money.

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

The two tables below show the Fund's annual returns and its long term performance. The first table shows you how the Fund's performance varied from year to year. The second table compares the Fund's performance over time to that of the S&P 500, a widely recognized unmanaged index of stock performance, and a group of similar mutual funds. These tables provide an indication of the risk of investing in the Fund and how returns can change. As with all mutual funds, past performance does not mean that the Fund will achieve similar results in the future.



                                    [GRAPH]

Annual Returns*

                            1991             34.40%
                            1992             17.60%
                            1993             23.79%
                            1994            (1.33)%
                            1995             19.13%
                            1996             27.13%
                            1997             18.88%
                            1998             25.89%
                            1999             38.92%
                            2000              0.00%

BEST QUARTER:  28.94% (4th quarter of 1998)
WORST QUARTER:  (14.06)% (3rd quarter of 1998)

1 These annual returns do not include contract charges. If contract charges were included, the annual returns would be lower than those shown. See your contract for additional information about contract charges.

Average Annual Returns* (as of 12/31/00)
--------------------------------------------------------------------------------

                   1 YEAR 5 YEARS 10 YEARS
                   ------ ------- --------
Fund shares
S&P 500**
Lipper Average***
------------------------------------------

* The Fund's returns are after deduction of Fund expenses. They do not include any charges under the investment contracts or variable annuity contracts. If those contract charges were included, the annual returns would be lower than those shown.

** The Standard and Poor's 500 Composite Stock Price Index (S&P 500) - an unmanaged index of 500 stocks of large U.S. companies - gives a broad look at how stock prices performed. These returns do not include the effect of any investment management expenses.
*** The Lipper (VIP) Large-Cap Core Funds Average is calculated by Lipper Inc.
    and reflects the investment return of certain portfolios underlying variable life and annuity contracts. The returns are net of investment fees and Fund expenses but not contract charges.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The Fund's objective is growth of capital to an extent compatible with a concern for preservation of principal. Current income is a secondary consideration.

In an effort to meet that objective, the Fund invests primarily in common stock and other securities convertible into common stock.

The Fund's portfolio manager uses a blend of growth and value investment styles. He invests in value stocks--stocks he believes are undervalued given factors such as the company's earnings, assets, cash flow and dividends. He also invests in growth stocks--stocks he believes have strong growth characteristics, such as strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow and financial strength.

The Fund may also invest in American Depository Receipts (ADRs). ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company. They represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market.

Investment in ADRs has certain advantages over direct investment in the underlying foreign securities. They are easily transferable, have readily available market quotations, and the foreign issuers are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers. Nevertheless, as foreign securities, ADRs involve certain risks. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, and the fact that there may be less publicly available information about a foreign company than about a domestic company.

The Fund may also invest in preferred stock, bonds, debenture notes and other evidences of indebtedness of a character customarily acquired by institutional investors. These investments may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. These investments may or may not be publicly traded. The Fund generally invests no more than 15% of its assets in these instruments. Investment in these instruments may exceed 15% when the portfolio manager determines that it is appropriate, based on economic conditions or general levels of common stock prices.

The Fund may also invest in money market instruments, such as short-term debt securities. The Fund usually invests only a moderate proportion of its assets in money market instruments to facilitate purchases and redemptions and portfolio trading. The Fund may, at times, adopt a temporary defensive position in which it invests a greater proportion, up to 100%, of the Fund's assets in money market instruments. Investing heavily in these securities limits our ability to achieve growth of capital, but can help to preserve the Fund's assets when markets are unstable.

The Fund may lend its securities, invest in warrants, and hold up to 10% of its assets in illiquid securities. The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Fund generally seeks long-term growth of capital rather than short-term trading profits. Thus, the Fund does not generally engage in active and frequent trading of portfolio securities.

However, during any period when changing economic or market conditions are anticipated, the Fund's portfolio manager may determine that more frequent trading is appropriate. Frequent trading usually increases the Fund's brokerage costs, which would increase the Fund's overall expenses, and (for investors who do not invest in the Fund through a tax-deferred vehicle) would result in increased taxable distributions.

--------------------------------------------------------------------------------
FUND MANAGEMENT
--------------------------------------------------------------------------------

Prior to December, 2000, The Prudential Insurance Company of America ("Prudential" or the "Company") served as the investment adviser for the Fund. Prudential was founded in 1875. As of December 31, 2000, Prudential had total
assets under management of approximately $   billion. Prudential is the issuer
of the investment contracts and variable annuity contracts that use the Fund.



Prudential is currently pursuing reorganizing itself into a publicly traded stock company through a process known as "demutualization". On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. On December 15, 2000, the Board of Directors adopted a plan of reorganization pursuant to that legislation and authorized management to submit an application to the New Jersey Commissioner of Banking and Insurance for approval of the plan. However, demutualization is a complex process and a number of additional steps must be taken before the demutualization can occur, including a public hearing, voting by qualified policyholders, and regulatory approval. Prudential is planning on completing this process in 2001, but there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans. As a general rule, the plan of reorganization provides that, in order for policies or contracts to be eligible for compensation in the demutualization, they must have been in force on the date the Board of Directors adopted the plan, December 15, 2000.

Since September, 2000, Prudential Investments Fund Management LLC (PIFM), has served as investment manager to the Fund. PIFM is an indirect, wholly-owned subsidiary of Prudential. PIFM is located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077. PIFM and its predecessors have served as manager
or administrator to investment companies since 1987. As of      , 2001, PIFM
served as the manager to   mutual funds, and as manager or administrator to
closed-end investment companies, with aggregate assets of approximately $ billion.

Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs, and is paid the same management fee that Prudential previously was paid. Under the management agreement, PIFM is responsible for selecting and monitoring one or more sub-advisors to handle the day-to-day investment management of the Fund. PIFM, not the Fund, pays the fees of the sub-advisors. Pursuant to an order issued by the SEC, the Fund may add or change a sub-advisor, or change the agreement with a sub-advisor, if PIFM and the Fund's Board of Directors concludes that doing so is in the best interests of Fund shareholders. The Fund can make these changes without planholder approval, but will notify planholders investing in the Fund of any such changes.

The Fund's current sub-advisor is Jennison Associates LLC (Jennison), located at 466 Lexington Avenue, New York, New York 10017. Jennison is an indirect, wholly-owned subsidiary of Prudential. Jennison serves as a subadviser for most of the equity mutual funds within the Prudential mutual fund complex.

Jeffrey Siegel is the portfolio manager for the Fund. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1998-1999, where he held positions as a portfolio manager and an analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank.

The table below lists the Fund's 2000 expenses as a percentage of the Fund's average net assets:

           2000 FUND EXPENSES*
           (as a percentage of the Fund's average net assets)

           ------------------------------
        Investment Management Fee  0.125%
        Other Expenses             0.005%
                                   ------
        TOTAL FUND EXPENSES        0.130%
           ------------------------------

           * This table shows only Fund expenses. This table does not show charges that are imposed by the variable contracts. See your contract for additional information about contract charges.

--------------------------------------------------------------------------------
PURCHASE, REDEMPTION AND PRICING OF FUND SHARES
--------------------------------------------------------------------------------

PURCHASE

You may invest in the Fund only through the systematic investment plan contracts and the variable annuity contracts issued as part of Prudential's Financial Security Program and Prudential's Annuity Plan Account-2. The contracts are no longer sold. Planholders still owning contracts may make additional investments in accordance with their contract.

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund.

REDEMPTION

Shares are redeemed for cash within 7 days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

PRICING - NET ASSET VALUE

The price of a Fund share is known as the net asset value or NAV per share. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is placed. The NAV per share is determined once a day - at 4:15 p.m. Eastern Time - on each day the New York Stock Exchange is open for business. If the New York Stock Exchange closes early on a day, the Fund's NAV will be calculated some time between the closing time and 4:15 p.m. on that day.

The NAV per share is determined by a simple calculation. It is the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding.

To determine the Fund's NAV per share, its holdings are valued as follows:

Equity securities are generally valued at the last sale price on an exchange or NASDAQ, or if there is no sale, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

Debt securities which mature in more than 60 days are valued using an independent pricing service. Debt securities that mature in 60 days or less are valued at amortized cost. This means that the security is valued initially at its purchase price (or its value on the 60th day prior to maturity) and then decreases (or increases when a security is purchased at a discount) in value by equal amounts each day until the security matures. Amortized cost is used widely by mutual funds and almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors has established procedures to monitor whether any material deviation occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Planholders.

Securities for which no market quotations are available will be valued at fair value under the direction of the Fund's Board of Directors.

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Fund periodically distributes substantially all of its net investment income and its net realized capital gains in accordance with rules applicable to mutual funds. For Planholders, under most contracts, dividends and distributions are automatically reinvested in additional Fund shares. Planholders under certain non-qualified contracts may choose to receive dividends and distributions in cash.

FEDERAL INCOME TAXES

The federal income tax rules applicable to Planholders vary depending on the contract and whether a tax qualified plan is involved. You should consult with your plan sponsor or a qualified tax adviser for tax information applicable to you.

The Fund intends to comply with certain requirements of the Internal Revenue Code applicable to investment companies selling their shares to insurance company separate accounts. By meeting these requirements, Prudential--but not the variable contract owners--should be subject to tax on distributions by the Fund to the separate accounts.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights will help you evaluate the financial performance of the Fund. The Total Return in the table represents the rate that a Fund shareholder earned on an investment, assuming reinvestment of all dividends and other distributions. The table does not reflect charges under any variable contract. The information is for each Fund share for the periods indicated.

This information for the four years ended 12/31/00 has been audited by
              , whose report, along with the financial statements, appears in the SAI, which is available upon request. The information for 1996 has been audited by other independent accountants, whose report, along with the financial statements, appears in the SAI.

FISCAL YEARS ENDED 12/31
PER SHARE OPERATING PERFORMANCE:     2000    1999      1998     1997     1996
-------------------------------------------------------------------------------
Net asset value, beginning of year         $  12.43  $  10.95 $  11.43 $  10.14
                                    ------ --------  -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           .10       .12      .22      .16
Net realized and unrealized gain
 (loss) on investment transactions             4.57      2.61     1.84     2.56
                                    ------ --------  -------- -------- --------
Total from investment operations               4.67      2.73     2.06     2.72
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                        (.09)    (.12)    (.21)    (.15)
Distributions from net realized
 gains                                        (1.34)   (1.13)   (2.33)   (1.28)
                                    ------ --------  -------- -------- --------
Total distributions                           (1.43)   (1.25)   (2.54)   (1.43)
                                    ------ --------  -------- -------- --------
Net asset value, end of year               $  15.67    $12.43   $10.95   $11.43
TOTAL RETURN(A)                              38.92%    25.89%   18.88%   27.13%
RATIOS/SUPPLEMENTAL DATA             2000    1999      1998     1997     1996
-------------------------------------------------------------------------------
Net assets, end of year (000)              $451,289  $362,507 $325,919 $301,297
Ratios to average net assets:
   Expenses                                    .13%      .13%     .15%     .16%
   Net investment income                       .63%      .96%    1.56%    1.38%
Portfolio turnover                              39%      105%     101%      97%
-------------------------------------------------------------------------------

(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

                                                                May 1, 2001

Prudential's Gibraltar Fund, Inc.

You may invest in the Fund only through the systematic investment plan contracts and the variable annuity contracts issued as part of Prudential's Financial Security Program and Prudential's Annuity Plan Account-2. The contracts are no longer sold. Planholders still owning contracts may make additional investments in accordance with their contract.

This is not a prospectus. This SAI should be read in conjunction with the Fund's prospectus dated May 1, 2001.

To obtain a copy of the Fund prospectus:

    -Call toll-free 1-800-778-2255; or
    -Write to Prudential's Gibraltar Fund, Inc.
      751 Broad Street, Newark, NJ 07102-3777



GIB1B

                                    CONTENTS

Fund History .................................................................3

Fund Investments and Risks....................................................3

Investment Restrictions.......................................................5

Fund Management...............................................................6

Principal Shareholders........................................................8

Investment Advisory and Other Services........................................8

Brokerage Allocation and Other Practices.....................................11

Code of Ethics...............................................................12

Capital Stock................................................................13

Taxation of the Fund.........................................................13

Financial Statements.........................................................

FUND HISTORY

The Fund was originally incorporated in the State of Delaware on March 14, 1968 and was reincorporated in the State of Maryland effective May 1, 1997. It is registered with the Securities and Exchange Commission (SEC) as a diversified open-end management investment company.

FUND INVESTMENTS AND RISKS

We provide more detail about four investment strategies listed in the prospectus.

Securities Lending

The Fund may lend portfolio securities to broker-dealers, qualified banks and certain institutional investors, provided such loans do not exceed in the aggregate 33 1/3% of the Fund's total assets. All securities loans will be made pursuant to a written agreement and continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal or greater than the market value of the loaned securities plus the accrued interest and dividends. While a security is loaned, the Fund will continue to receive the interest and dividends on the loaned security while also receiving a fee from the borrower or earning interest on the investment of the cash collateral. Upon termination of the loan, the borrower will return to the Fund a security identical to the loaned security. The Fund will not have the right to vote a security that is on loan, but would be able to terminate the loan and retain the right to vote if that were considered important with respect to the investment.

The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In this event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the Fund would be an unsecured creditor with respect to any shortfall and might not be able to recover all or any of it. However, this risk can be decreased by the careful selection of borrowers and securities to be lent. The Fund will not lend securities to entities affiliated with Prudential.

Illiquid Securities

The Fund may hold up to 10% of its assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A established a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

The staff of the SEC has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

Warrants

The Fund may invest in warrants or rights to acquire stock. The Fund will not purchase any such warrants or rights if after giving effect to such purchase the total cost to the Fund of all warrants and rights then held by it will exceed 3% of the value of Fund assets. Warrants are options to purchase securities at a specified price during a specified period of time. The risk associated with warrants is that the market price of the underlying stock will stay below the exercise price of the warrant during the exercise period. If this occurs, the warrant becomes worthless and the investor loses the money he or she paid for the warrant.

Temporary Defensive Position

The Fund may, at times, adopt a temporary defensive position in which it invests up to 100% of its assets in money market instruments, including short-term government and corporate debt obligations, commercial paper and bank obligations (such as certificates of deposit, time deposits and bankers acceptances). When the Fund purchases money market securities, it may on occasion enter into a repurchase agreement with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money is invested in the security, and is not related to the coupon rate of the purchase security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. The Fund will not enter into repurchase agreements unless the agreement is fully collateralized (i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the loan including interest). The Fund will take possession of the securities underlying the agreement and will value them daily to assure that this condition is met. In the event that a seller defaults on a repurchase agreement, the Fund may incur loss in the market value of the collateral, as well as disposition costs; and, if a party with whom the Fund has entered into a repurchase agreement becomes involved in a bankruptcy proceeding, the Fund's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceeding.

INVESTMENT RESTRICTIONS

We list below certain fundamental investment restrictions of the Fund. They may not be changed without the vote of a majority of the Fund's outstanding voting securities.

The Fund does not:

(1) underwrite the securities of other insurers, except where it may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended, in connection with the registration and/or sale of any illiquid securities it holds;

(2) buy or sell commodities or commodity contracts;

(3) sell short or buy on margin, or buy, sell or write put or call options or combinations of such options;

(4) invest for the purpose of exercising control or management;

(5) buy or hold the securities of any issuer if those officers and directors of the Fund or officers of its investment adviser who own individually more than one-half of 1% of the securities of such issuer or together own more than 5% of the securities of such issuer;

(6) with respect to 75% of the value of its assets, buy the securities of an issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in the securities of any one issuer (except for obligations of the United States government and its instrumentalities) or result in the Fund owning more than 10% of the voting securities of such issuer;

(7) concentrate its investments in any one industry (no more than 25% of the value of the Fund's assets will be invested in any one industry);

(8) borrow money;

(9) buy or sell real estate, although the Fund may purchase shares of a real estate investment trust;

(10) invest in the securities of other investment companies; or

(11) issue senior securities.

FUND MANAGEMENT

The Board of Directors of the Fund is responsible for the overall management of the Fund. It reviews the actions of the Fund's investment manager and subadviser and decides upon matters of general policy.

Listed below for each director and major officer of the Fund are his or her name, age and principal occupation during the last 5 years. Unless otherwise stated, the address of each director and officer is 751 Broad Street, Newark, New Jersey 07102-3777.

Directors of the Fund*

David R. Odenath, Jr., President--Chief Executive Officer and Chief Operating Officer, Prudential Investments Fund Management LLC, since 1999. Prior to 1999, Senior Vice President of Paine Webber Group, Inc.

Saul K. Fenster, 68, Director--President of New Jersey Institute of Technology.
Address: 323 Martin Luther King Boulevard, Newark, New Jersey 07102.

W. Scott McDonald, Jr., 64, Director--Vice President, Kaludis Consulting Group since 1997; Prior to 1996: Principal, Scott McDonald & Associates; Prior to 1995: Executive Vice President of Fairleigh Dickinson University. Address: 9 Zamrok Way, Morristown, New Jersey 07960

Joseph Weber, 77, Director--Vice President, Interclass (international corporate learning). Address: 37 Beachmont Terrace, North Caldwell, New Jersey 07006.

Officers who are not Directors

Robert F. Gunia, Vice President--Executive Vice President, Prudential Investments, since 1999; Vice President, Prudential from 1997 to 1999; prior to 1997, Senior Vice President, Prudential Securities Incorporated.

Grace C. Torres, Treasurer and Principal Financial and Accounting Officer-- First Vice President of Prudential Investments Fund Management LLC since 1996; Prior to 1996: First Vice President of Prudential Securities Inc.

Jeffrey Scarbel, Assistant Treasurer--Vice President of Prudential.

William V. Healey, Assistant Secretary--Vice President and Corporate Counsel of Prudential and Chief Legal Officer of Prudential Investments since 1998; Director, ICI Mutual Insurance Company since 1999. Prior to 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank N.A. (Mellon Bank).

C. Christopher Sprague, Secretary--Vice President and Corporate Counsel of Prudential since 1994.

No director or officer of the Fund who is also an officer, director or employee of Prudential or its affiliates is paid by the Fund for services as one of its directors or officers. Effective January 1, 2000, a single annual retainer fee of $55,000 is paid to each of the directors who is not an interested person of the Fund for services rendered to five different Prudential investment companies, including this Fund (an additional $2,000 annual retainer fee is paid to the Chairman of the Fund's audit committee). (The amount paid in respect of each investment company is determined on the basis of the relative average net assets of the investment companies.) The Directors who are not interested persons of the Fund are also reimbursed for all expenses incurred in connection with the attendance at meetings.

The following table sets forth the aggregate compensation paid by the Fund to the directors who are not affiliated with Prudential for the fiscal year ended December 31, 2000 and the aggregate compensation paid to such directors for service on the Fund's Board and the Boards of any other investment companies managed by Prudential Investments Fund Management LLC for the calendar year ended December 31, 2000.

--------

*Certain actions of the Board of Directors, including the annual continuance of the Agreement for Investment Management Services between the Fund and Prudential Investments Fund Management LLC, must be approved by a majority of the directors who are not interested persons of Prudential Investments Fund Management LLC, its affiliates or the Fund as defined in the Investment Company Act of 1940 (the "1940 Act"). Messrs. Fenster, McDonald, and Weber are not interested persons of Prudential Investments Fund Management LLC, its affiliates, or the Fund. However, Dr. Fenster is President of the New Jersey Institute of Technology. Prudential has issued a group annuity contract to the Institute and provides group life insurance to its employees.

                               COMPENSATION TABLE

                                                                      TOTAL
                                                                  COMPENSATION
                                      PENSION OR     ESTIMATED     RELATED TO
                       AGGREGATE      RETIREMENT      ANNUAL          FUNDS
                   COMPENSATION FROM BENEFITS UPON BENEFITS UPON   MANAGED BY
 NAME & POSITION    GIBRALTAR FUND    RETIREMENT    RETIREMENT      PIFM (*)
 ---------------   ----------------- ------------- ------------- ---------------
Saul K. Fenster         $                None           N/A      $36,700 (27/82)
W. Scott McDonald       $                None           N/A      $36,700 (27/82)
Joseph Weber            $                None           N/A      $

--------
*Indicates number of funds (including the Fund) and the number of portfolios within those Funds to which aggregate compensation relates.

As of May 1, 2001, the directors and officers of the Fund, as a group, beneficially owned less than one percent of the outstanding shares of the Fund's capital stock.

PRINCIPAL SHAREHOLDERS

As of December 31, 2000, all Fund shares are held by three separate accounts of Prudential. The address of each separate account is 751 Broad Street, Newark, NJ 07102-3777. These separate accounts are used in connection with certain systematic investment plan contracts and variable annuity contracts.

                                              PERCENTAGE OF FUND SHARES
        PRUDENTIAL SEPARATE ACCOUNT              HELD AS OF 12/31/00
        ---------------------------           -------------------------
        Prudential's Investment Plan Account                %
        Prudential's Annuity Plan Account                   %
        Prudential's Annuity Plan Account-2                 %

INVESTMENT ADVISORY AND OTHER SERVICES

Prudential Investments Fund Management LLC

Since September, 2000, Prudential Investments Fund Management LLC (PIFM), a Prudential subsidiary, has served as investment manager to the Fund. PIFM is located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077. PIFM and its predecessors have served as manager or administrator to investment
companies since 1987. As of     , 2001, PIFM served as the manager to
mutual funds, and as manager or administrator to     closed-end investment
companies, with aggregate assets of approximately $    billion.

Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs, and is paid the same management fee that Prudential previously was paid (i.e., 0.125% annually of the average daily net assets of the Fund). The Fund paid Prudential (the former
investment manager) $    during 2000 for investment management services and
$480,403 for such services during 1999. The Fund paid PIFM $    for investment
management services during 2000.

Under the management agreement, PIFM is responsible for selecting and monitoring one or more sub-advisors to handle the day-to-day investment management of the Fund. PIFM, not the Fund, pays the fees of the sub-advisors. Pursuant to an order issued by the SEC, the Fund may add or change a sub-advisor, or change the agreement with a sub-advisor, if PIFM and the Fund's Board of Directors concludes that doing so is in the best interests of Fund shareholders. The Fund can make these changes without planholder approval, but will notify planholders investing in the Fund of any such changes.

THE CURRENT ORDER IMPOSES THE FOLLOWING CONDITIONS:

 1. PIFM will provide general management and administrative services to the Fund including overall supervisory responsibility for the general management and investment of the Fund's securities portfolio, and, subject to review and approval by the Board, will (i) set the Fund's overall investment strategies; (ii) select subadvisers; (iii) monitor and evaluate the performance of subadvisers; (iv) allocate and, when appropriate, reallocate a Fund's assets among its subadvisers in those cases where Fund's has more than one subadviser; and (v) implement procedures reasonably designed to ensure that the subadvisers comply with the Fund's investment objectives, policies, and restrictions.

 2. Before a Fund may rely on the order, the operation of the Fund in the manner described in the Application will be approved by a majority of its outstanding voting securities, as defined in the Investment Company Act, or, in the case of a new Fund whose public shareholders purchased shares on the basis of a prospectus containing the disclosure contemplated by condition
 (4) below, by the sole shareholder before offering of shares of such Fund to the public.

 3. The Fund will furnish to shareholders all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in a Portfolio's subadvisory agreement. The Fund will meet this condition by providing shareholders with an information statement complying with the provisions of Regulation 14C under the Securities Exchange Act of 1934, as amended, and Schedule 14C thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, this information statement will be provided to shareholders of the Portfolio a maximum of ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule 14A under the Exchange Act.

 4. The Fund will disclose in its prospectus the existence, substance and effect of the order granted pursuant to the Application.

 5. No Director or officer of the Fund or director or officer of PIFM will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such director or officer) any interest in any subadviser except for (i) ownership of interests in PIFM or any entity that controls, is controlled by or is under common control with PIFM, or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

 6. PIFM will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or PIFM other than by reason of serving a subadviser to one or more Portfolios (an "Affiliated Subadviser") without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Portfolio.

 7. At all times, a majority of the members of the Board will be persons each of whom is not an "interested person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act ("Independent Directors"), and the nomination of new or additional Independent Directors will be placed within the discretion of the then existing Independent Directors.

 8. When a subadviser change is proposed involving an Affiliated Subadviser, the Board, including a majority of the Independent Directors, will make a separate finding, reflected in the Board's minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which PIFM or the Affiliated subadviser derives an inappropriate advantage.

The Fund intends to seek an amendment to the current order or a new order from the SEC permitting us to (1) hire one or more new affiliated subadvisers without shareholder approval, (2) amend existing agreements with affiliated subadvisers without shareholder approval, and (3) disclose only the aggregate fees (both as a dollar amount and as a percentage of the Fund's net assets) paid to each unaffiliated subadviser ("Aggregate Fee Disclosure") by PIFM, not the Fund. We will, of course, comply with any conditions imposed by the SEC under any new or amended order.

The Fund's current sub-advisor is Jennison Associates LLC (Jennison), located at 466 Lexington Avenue, New York, New York 10017. Jennison generally manages all the equity mutual funds within the Prudential mutual fund complex. Under its agreement with Jennison, PIFM pays Jennison a fee equal to 0.0625% annually of the assets under Jennison's management.

An Administrative Services Agreement between Prudential and the Fund provides that, as long as the Fund sells its shares only to Prudential, its separate accounts or organizations approved by it, Prudential will pay all expenses of the Fund not covered by the Management Agreement (except for the fees and expenses of members of the Fund's Board of Directors who are not officers or employees of Prudential, brokers' commissions, transfer taxes and other charges and fees attributable to investment transactions, any other local, state or federal taxes, and fidelity bond and insurance premiums).

Other Service Providers

Prudential Investment Management Services LLC (PIMS), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Fund. Fund shares are sold only to certain separate accounts of Prudential. The offering of Fund shares is continuous. PIMS is a limited liability corporation organized under Delaware law in 1996. PIMS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The principal business address of PIMS is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. The Fund does not pay any fee to PIMS.

State Street Bank and Trust Company (State Street), 801 Pennsylvania, Kansas City, Missouri 64105-1716, is the custodian of the assets held by the Fund. As custodian, State Street is responsible for safeguarding the assets of the Fund. State Street is also the Fund's transfer agent and dividend-paying agent.

                 is the Fund's independent accountant. PwC's principal business
address is 1177 Avenue of the Americas, New York, New York 10036.    provides
audit and accounting services for the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Jennison, as the Fund's investment subadviser, is responsible for decisions to buy and sell securities for the Fund. Jennison is also responsible for the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on Fund transactions. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, Prudential Securities Incorporated (PSI), an indirect wholly-owned subsidiary of Prudential.

Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with PSI in any transaction in which PSI acts as principal.

Fund securities may not be purchased from any underwriting or selling syndicate of which PSI, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act) except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's current ability to pursue its respective investment objective. However, in the future it is possible that the Fund may, under other circumstances, be at a disadvantage because of this limitation in comparison to other funds not subject to such a limitation.

In placing orders for portfolio securities of the Fund, Jennison's overriding objective is to obtain the best possible combination of price and execution. Jennison seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that Jennison may consider in selecting a particular broker-dealer firm are: Jennison's knowledge of negotiated commission rates currently available and other transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firm; the availability of research and research related services provided through such firm; Jennison's knowledge of the financial stability of the firm; Jennison's knowledge of actual or apparent operational problems of the firm; and the amount of capital, if any, that would be contributed by the firm executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

When Jennison selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer-software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of Jennison's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

Subject to the above considerations, PSI may act as a securities broker for the Fund. In order for PSI to effect any transactions for the Fund, the commissions received by PSI must be reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow PSI to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to PSI are consistent with the foregoing standard. In accordance with Rule 11a2-2(T) under the Securities Exchange Act of 1934, PSI may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation in a written contract executed by the Fund and PSI. Rule 11a2-2(T) provides that PSI must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by PSI from transactions effected for the Fund during the applicable period. Brokerage transactions with PSI are also subject to such fiduciary standards as may be imposed by applicable law.

 COMMISSIONS PAID DURING LAST THREE YEARS

-------------------------------------------------------------------------------------------
                                    2000                    1999                     1998
-------------------------------------------------------------------------------------------
  Total Commissions                                       $361,199                 $792,461
-------------------------------------------------------------------------------------------
  Commissions paid to PSI                                 $  9,043                 $ 22,016
-------------------------------------------------------------------------------------------

During 2000, % of total Fund commissions were paid to PSI, and PSI effected % of Fund transactions involving the payment of commissions (calculated based on the dollar amount of those transactions).

CODE OF ETHICS

The Board of Directors of the Fund has approved Codes of Ethics for the Fund, Jennison, PIFM and PIMS. In addition, Prudential Investments Fund Management LLC, Jennison. The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the SEC.

CAPITAL STOCK

All shares of Fund stock are entitled to participate equally in dividends and distributions of the Fund and in its net assets remaining upon liquidation after satisfaction of outstanding liabilities. Fund shares are fully paid and nonassessable when issued and have no preemptive, conversion or exchange rights. Such shares are redeemable upon request, except under the circumstances described in the prospectus.

Each share of common stock outstanding is entitled to one vote. Fund shares are held only by separate accounts of Prudential (Prudential's Annuity Plan Account-2, Prudential's Investment Plan Account and Prudential's Annuity Plan Account). Fund shares are voted by Prudential in accordance with voting instructions received from participants in those accounts. If there are Fund shares held in an account for which voting instructions are not received, Prudential will vote those shares on each matter in the same proportion as it votes the Fund shares held in that account for which it received instructions.

TAXATION OF THE FUND

The Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In any year in which the Fund qualifies as a regulated investment company and distributes substantially all of its net investment income and net capital gains, the Fund generally will not be subject to federal income tax to the extent it distributes to shareholders such income and capital gains in the manner required under the Code. If the Fund does not qualify under Subchapter M of the Code, the Fund will be subject to Federal income tax.

To comply with regulations under Section 817(h) of the Code which contains certain diversification requirements, the Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated for purposes of Section 817(h) as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable.

                           PART C: OTHER INFORMATION


Item 23 Exhibits
----------------
Exhibit 1       Articles of Incorporation (1)

Exhibit 2       By-laws - as amended February 29, 2000 (7)

Exhibit 3       See exhibits 1 and 2 above.

Exhibit 4(a)    Management Agreement between Registrant and Prudential Investments Fund Management LLC.*

Exhibit 4(b)    Subadvisory Agreement between Prudential Investments Fund Management LLC and Jennison Associates LLC.*

Exhibit 5       Distribution Agreement between Registrant and Prudential Investment Management Services, Inc. (5)

Exhibit 6       Not Applicable

Exhibit 7       Custody Agreement between Registrant and Investors Fiduciary Trust Company (3)

Exhibit 7(a)    Supplement to Custody Agreement between registrant and Investors Fiduciary Trust Company (6)

Exhibit 7(b)    Supplement to Custody Agreement (6)

Exhibit 7(c)    First Amendment of Custody Agreement between Series Fund, Gibraltar and State Street Bank (6)

Exhibit 8(a)    Investment Accounting Agreement (6)

Exhibit 8(b)    First Amendment to Investment Accounting Agreement (6)

Exhibit 8(c)    Second Amendment to Investment Accounting Agreement (6)

Exhibit 8(d)    Supplement to Investment Accounting Agreement (7)

Exhibit 9       Legal opinion (*)

Exhibit 10      Consent of Accountants (*)

Exhibit 11      Not Applicable

Exhibit 12      Not Applicable

Exhibit 13      Not Applicable

Exhibit 15      Not Applicable

Exhibit 16      Powers of Attorney (4)

Exhibit 17(a)   Code of Ethics for Registrant (7)

Exhibit 17(b)   Manager's and Distributor's Amended Code of Ethics*

Exhibit 17(c)   Jennison Associates' Code of Ethics*

(1) Incorporated by reference to Exhibit 24 to Post-Effective Amendment No. 39 to Form S-6, Prudential's Investment Plan Account, Reg. No. 2-52715, filed May 2, 1997.

(2) Incorporated by reference to Post-Effective Amendment No. 33 to Form N-1A, The Prudential Series Fund, Inc., Reg. No. 2-80896, filed April 28, 1997.

(3) Incorporated by reference to Exhibit (viii) to Post-Effective Amendment No. 40 to Form S-6, Prudential's Investment Plan Account, Reg. No. 2-52715, filed April 30, 1998.

(4) Incorporated by reference to Exhibit (xvi) to Post-Effective Amendment No. 40 to Form S-6, Prudential's Investment Plan Account, Reg. No. 2-52715, filed April 30, 1998.

(5) Incorporated by reference to Post-Effective Amendment No. 42 to Form N-1A, Prudential's Gibraltar Fund, Inc., Reg. No. 2-32685, filed April 28, 1999.

(6) Incorporated by Reference to Post-Effective Amendment No. 37 to Form N-1A, the Prudential Series Fund, Inc., Reg. No. 2-80896 filed April 30, 2000.



(7) Incorporated by reference to Post-Effective amendment No. 43 to Form N-1A Prudential's Gibraltar Fund, Inc., Reg. 2-32685, filed april 26, 2000.

* To be filed by subsequent amendment.

ITEM 24  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND
-------  -----------------------------------------------------------

All of the shares of Prudential's Gibraltar Fund, Inc. are held by three separate accounts of The Prudential Insurance Company of America: Prudential's Investment Plan Account, Prudential's Annuity Plan Account and Prudential's Annuity Plan Account-2. Prudential also holds directly and in certain other separate accounts shares of The Prudential Series Fund, Inc., a Maryland corporation. Most of the other shares of The Prudential Series Fund, Inc. are held separate accounts of Pruco Life Insurance Company, a direct wholly-owned subsidiary of Prudential, and Pruco Life Insurance Company of New Jersey, an indirect wholly-owned subsidiary of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential's Gibraltar Fund, Inc. and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. In accordance with current legal requirements, the shares of the investment companies are voted in accordance with the instructions of persons having an interest in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey will vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10 and The Prudential Variable Contract Account-11, separate accounts of Prudential registered as open-end, diversified management investment companies under the Investment Company Act of 1940.

The subsidiaries of Prudential are listed under Item 24 in Post-Effective Amendment No.41 to Form N-1A, The Prudential Series Fund, Inc., Reg. No. 2-80896, filed on or about April 15, 2001, the text of which is hereby incorporated by reference.

ITEM 25  INDEMNIFICATION
-------  ---------------

The Registrant's Articles of Incorporation provide that "each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland and the Investment Company Act of 1940, now or hereafter in force, including the advance of related expenses."

The Registrant, in connection with other PIFM-advised funds, maintains a directors and officers errors and omissions policy, which provides the Registrant and its directors and officers with coverage against losses due to any breach of duty, neglect, error, misstatement, misleading statement or omission, and for costs and expenses incurred in the defense of any insured claim.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
-------  --------------------------------------------------------

     (a) Prudential Investments Fund Management LLC (PIFM)

     See "Fund Management" in the Prospectus constituting Part A of the Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of the Registration Statement.

     The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

     The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, NJ 07102.


NAVE AND ADDRESS       POSITION WITH PIFM                             PRINCIPAL OCCUPATION
----------------       ------------------                             --------------------
David R. Odenath, Jr.  Officer in Charge, President, Chief            Officer in Charge, President, Chief Executive Officer
                       Executive Officer and Chief Operating          and Chief Operating Officer, PIFM; Senior Vice
                       Officer                                        President, The Prudential Insurance Company of
                                                                      America (Prudential)
Robert F. Gunia        Executive Vice President and                   Executive Vice President and Chief Administrative
                       Treasurer                                      Officer, PIFM; Vice President, Prudential; President,
                                                                      Prudential Investment Management Services LLC (PIMS)
William V. Healey      Executive Vice President, Chief Legal          Executive Vice President, Chief Legal Officer and
                       Officer and Secretary                          Secretary, PIFM; Vice President and Corporate
                                                                      Counsel, Prudential; Senior Vice President, Chief
                                                                      Legal Officer and Secretary, PIMS
Theodore F. Kilkuskie  Executive Vice President                       Executive Vice President, PIFM
Stephen Pelletier      Executive Vice President                       Executive Vice President, PIFM
Judy A. Rice           Executive Vice President                       Executive Vice President, PIFM
Ajay Sawhney           Executive Vice President                       Executive Vice President, PIFM
Lynn M. Waldvogel      Executive Vice President                       Executive Vice President, PIFM


(b) Jennison Associates LLC (Jennison)

     See "Fund Management" in the Prospectus constituting Part A of the Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of the Registration Statement.

     The business and other connections of Jennison directors and executive officers are included in its Form ADV filed with the Securities and Exchange Comission (File No. 801-5608), as most recently amended, the text of which is incorporated herein by reference.


ITEM 27  PRINCIPAL UNDERWRITERS
-------  ----------------------

(a) Incorporated by Reference to Item 27(a) of Post-Effective Amendment No. 41 to Form N-1A, The Prudential Series Fund, Inc., Reg. No. 2-80896, filed on or about April 15, 2001.

(b) Incorporated by Reference to Item 27(b) of Post-Effective Amendment No. 41 to Form N-1A, The Prudential Series Fund, Inc., Reg. No. 2-80896, filed on or about April 15, 2001, 2001.

ITEM 28  LOCATION OF ACCOUNTS AND RECORDS
-------  --------------------------------

All accounts, books or other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077; the Registrant's investment adviser, Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, 14th floor, Newark, New Jersey 07102-4077; Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017; or the Registrant's custodian, State Street Bank and Trust Company, 801 Pennsylvania, Kansas, Missouri 64105-1716.

ITEM 29  MANAGEMENT SERVICES
-------  -------------------

Not applicable.

ITEM 30  UNDERTAKINGS
-------  ------------

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and the State of New Jersey on the 13th day of Februry, 2001.

                    PRUDENTIAL'S GIBRALTAR FUND, INC.

                    By: /s/  DAVID R. ODENATH, JR
                    -----------------------------
                             DAVID R. ODENATH, JR
                             President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 44 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE AND TITLE             DATE

/s/  DAVID R. ODENATH                    February 13, 2001
-------------------------
     David R. Odenath
Chairman, Director, President

/s/ GRACE TORRES
----------------
Grace Torres
Treasurer and Principal
Financial and Accounting Officer

/s/* SAUL K. FENSTER                    *By: /s/ C. CHRISTOPHER SPRAGUE
--------------------                    -------------------------------
Saul K. Fenster                         C. Christopher Sprague
Director                                (Attorney-in-Fact)

/s/* W. SCOTT MCDONALD, JR.
---------------------------
W. Scott McDonald, Jr.
Director

/s/* JOSEPH WEBER
-----------------
Joseph Weber
Director